National Penn Bancshares, Inc.

1st Quarter 2014

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN

Q1 2014 Overview

- Consistent operating performance results in EPS of $0.16
- Execution of majority of share repurchase authorization by repurchasing 7 million shares from Warburg Pincus; approximately 0.3 million shares remain available for repurchase under the current authorization
- Reclassified approximately $500 million of investments from AFS to HTM
- Second quarter 2014 cash dividend of $0.10 per share declared

NATIONAL PENN

National Penn Q1 2014 Results

Continuing Consistent Earnings and Strong ROAA Trend



$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.16
$0.17
$0.17
$0.17
$0.16
1.14%
1.21%
1.17%
1.19%
1.09%
Q1 2013*
Q2 2013
Q3 2013
Q4 2013*
Q1 2014
Earnings Per Share
ROAA

*Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

National Penn Q1 2014 Results

Well-Managed Net Interest Income and Margin



($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
3.80%
3.60%
3.40%
3.20%
3.00%
$61.6
$63.3
$63.1
$64.1
$62.3
3.49%
3.53%
3.49%
3.51%
3.44%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

National Penn Q1 2014 Results

Disciplined Loan Growth



Commercial Loans
($millions)
$3,750
$3,500
$3,250
$3,000
$3,573
$3,654
$3,709
YOY Commercial Loans Grew 3.8%
Q1 2013
Q4 2013
Q1 2014



Consumer Loans
($millions)
$2,000
$1,600
$1,200
$800
$400
$0
$1,677
$1,684
$1,668
YOY Consumer Loans Declined 0.5%
$670
$657
$653
Q1 2013
Q4 2013
Q1 2014
Total Consumer Loans
Mortgages



Total Loans
($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,250
$5,338
$5,378
YOY Total Loans Grew 2.4%
Q1 2013
Q4 2013
Q1 2014

NATIONAL PENN

National Penn Q1 2014 Results
Sustained Strong Asset Quality



($millions)
Classified Loans
$300
$250
$200
$150
$100
$50
$243
$234
$219
$192
$174
YOY 28% Decline in Classified Loans
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014



($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.3
$1.5
$4.1
$1.5
$5.0
$1.25
$5.4
$1.0
$4.4
$1.25
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
194%
94%
Q1 2014
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.89%
1.44%
Q1 2014
Peer Mean*

* Peer mean as of 12/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

National Penn Q1 2014 Results

Diversification and Contribution of Core Non-Interest Income* to Earnings Strength


($millions)
$25
$20
$15
$10
$5
$0
$22.7
$21.5
$8.6
$6.6
$3.0
$3.6
$0.9
$7.9
$6.9
$3.6
$2.4
$0.7
Q4 2013
Q1 2014
Banking - mortgages
Banking - other
Insurance
Wealth
Banking - deposits

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

National Penn Q1 2014 Results

Culture of Operating Expense* Management



($millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
$52.4
$53.2
$53.6
$51.8
$52.3
58.61%
57.43%
58.16%
57.00%
59.60%
Q1 2013**
Q2 2013**
Q3 2013**
Q4 2013
Q1 2014
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measure. **Includes reclassified amounts to conform to the current period classification.

NATIONAL PENN

National Penn Q1 2014 Results

Movement of Approximately $500 Million of Investments from AFS to HTM

($millions)	12/31/13		3/31/14	
AFS	$1,894	79%	$1,442	59%
HTM	$438	18%	$918	38%
Other	$64	3%	$64	3%
Total	**$2,396**		**$2,424**	

Rationale

- Historically NPBC has not actively "traded" its portfolio
- Mitigate impact of volatility on tangible book value
- No significant impact on liquidity

National Penn Q1 2014 Results

Warburg Pincus Share Repurchase – January 28, 2014

Shares Repurchased	7 million
Percent of Outstanding	4.8%
Repurchase Price (closing price January 27, 2014)	$10.77
Aggregate Purchase Price	$75.4 million
Warburg remaining ownership	13.6%

NATIONAL PENN

National Penn Q1 2014 Results
Strength of Capital Ratios and "Excess" Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.67%
16.72%
15.69%
14.17%
14.23%
13.22%
10.79%
10.41%
9.86%
Q1 2013
Q4 2013
Q1 2014
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess"Capital
450
400
350
300
250
200
150
100
50
-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at December 31, 2013 in Excess of "Well Capitalized" + 250bp
Capital at March 31, 2014 in Excess of "Well Capitalized" + 250bp



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
13.22%
10.93%
Q1 2014
Peer Mean**

*Refer to Appendix for reconciliation of Non-GAAP measure. **Peer mean as of 12/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

National Penn Q1 2014 Results
Continuing to Build Long-Term Shareholder Value

- ✓ Delivered consistent, high level performance
- ✓ Disciplined execution of capital management strategies
  - Repurchase of approximately 5% of outstanding shares
  - Declaration of Second Quarter 2014 dividend
- ✓ Sustained strong asset quality
- ✓ Continued focus on operating expense management
- ✓ Completed relocation of corporate headquarters to Allentown, Pennsylvania

NATIONAL PENN

APPENDIX

NATIONAL PENN

NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/13 ($billions)
Bancorp South, Inc.	BXS	$13.0
F.N.B Corporation	FNB	13.6
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	37.6
FirstMerit Corporation	FMER	23.9
Fulton Financial Corporation	FULT	16.9
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.6
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	11.8
Valley National Bancorp	VLY	16.2
Wintrust Financial Corp	WTFC	18.1

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net income (loss)	$ (0.12)	$ 0.17	$ 0.17	$ 0.15	$ 0.16
After-tax adjustments:					
Unrealized FV gain on subordinated debentures*	(0.01)	-	-	-	-
Corporate reorganization expense	-	-	-	0.03	-
Loss on debt extinguishment**	0.29	-	-	-	-
Adjusted net income***	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.16

($millions)

Adjusted Return on Average Assets	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net income (loss)	$ (17.4)	$ 25.0	$ 24.6	$ 21.2	$ 22.7
After-tax adjustments:					
Unrealized FV gain on subordinated debentures*	(1.4)	-	-	-	-
Corporate reorganization expense	-	-	-	3.9	-
Loss on debt extinguishment**	42.2	-	-	-	-
Adjusted net income	$ 23.4	$ 25.0	$ 24.6	$ 25.1	$ 22.7
Average Assets	$ 8,298.8	$ 8,326.5	$ 8,310.6	$ 8,385.1	$ 8,479.7
Adjusted ROAA	1.14%	1.21%	1.17%	1.19%	1.09%

($000s)

Tangible Common Equity/Tangible Assets	Q1 2013	Q4 2013	Q1 2014
Total shareholders' equity	$1,136,798	$1,131,866	$1,082,449
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible common equity	$ 868,986	$ 866,733	$ 818,014
Total assets	$8,323,777	$8,591,848	$8,557,381
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible assets	$8,055,965	$8,326,715	$8,292,946
Tangible common equity/tangible assets	10.79%	10.41%	9.86%

*TruPS redemption – Q1 2013.
**FHLB repayment – Q1 2013.
***Difference in summation of Q4 2013 and FY 2013 adjusted net income due to rounding.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Non-interest expense	$ 117,322	$ 53,153	$ 53,603	$ 57,833	$ 52,337
Less:					
Loss on debt extinguishment**	64,888	-	-	-	-
Corporate reorganization expense	-	-	-	6,000	-
Operating expenses	$ 52,434	$ 53,153	$ 53,603	$ 51,833	$ 52,337
Net interest income (taxable equivalent)	$ 66,015	$ 67,610	$ 67,371	$ 68,223	$ 66,351
Non-interest income	25,577	24,968	24,808	22,714	21,478
Less:					
Net gains on FV changes of subordinated debentures*	2,111	-	-	-	-
Net gains on investment securities	25	22	7	-	8
Adjusted revenue	$ 89,456	$ 92,556	$ 92,172	$ 90,937	$ 87,821
Efficiency Ratio	58.61%	57.43%	58.16%	57.00%	59.60%

($000s)

Non-Interest Income	Q1 2013	Q4 2013	Q1 2014
Banking - deposits	$ 8,221	$ 8,609	$ 7,910
Banking - mortgages	1,855	902	716
Banking - other	3,167	2,988	2,076
Swap Income	100	578	305
Wealth	6,831	6,609	6,866
Insurance	3,267	3,028	3,597
Subtotal - core non-interest income	23,441	22,714	21,470
Plus:			
Net gains from FV changes on subordinated debentures*	2,111	-	-
Net gains on investments	25	-	8
Total non-interest income	$ 25,577	$ 22,714	$ 21,478

*TruPS redemption – Q1 2013.

**FHLB repayment – Q1 2013.

NATIONAL PENN